SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                     The Securities and Exchange Act of 1834

         Date of Report (Date of earliest event reported): July 6, 1998

                               SEAFOODS PLUS, LTD.
             (Exact name of registrant as specified in its charter)

         UTAH                           0-21853                  87-0413539
(State or other jurisdiction            (Commission            (IRS Employer
of incorporation)                       File Number)         Identification No.)

                 110 Commerce Drive, Allendale, New Jersey 07401
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (201) 236-1100

                                 Not applicable.
         (Former name or former address, if changed since last report.)


Item 4.  Changes in Registrant's Certifying Accountant.

     On July 6, 1998, the registrant informed Mantyla, McReynolds & Associates that it has been dismissed as the registrant's principal accountants. The former principal accountants' report on the financial statements for either of the past two years neither contained an adverse opinion or disclaimer of opinion, nor was modified as to uncertainty, audit scope, or accounting principles. The registrant's decision to change its principal accountant was recommended and approved by the registrant's Board of Directors. There were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The registrant has authorized the former accountants to respond fully to all inquires of the successor accountant concerning any matter.

Item 7.  Financial Statements and Exhibits

     The following exhibit is filed with this report on Form 8-K:


         16.1              Letter on change in certifying accountant



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SEAFOODS PLUS, LTD.
                                          (Registrant)

Date:  July 8, 1998                       /s/ Michael W. Levin
                                          --------------------
                                          Michael W. Levin, President

                                     EXHIBIT

Exhibit No.

16.1         Letter on change in certifying accountant